                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported)       APRIL 7, 2000
                                                       --------------------

                                NRG ENERGY, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


       333-33397                                                 41-1724239
       -------------------                ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


 1221 NICOLLET MALL, SUITE 700                           MINNEAPOLIS, MN 55403
 -----------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



         Registrant's telephone number, including area code   612-373-5300
                                                           ---------------



          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

On March 29, 2000, NRG Energy, Inc (NRG) a wholly-owned subsidiary of Northern States Power Company, announced the completion of the purchase from National Power plc of the 680-megawatt gas-fired Killingholme A combined-cycle, gas-turbine power station in North Lincolnshire, England. The purchase price for the station was approximately 390 million pounds sterling (approximately U.S. $615 million at current exchange rates). The project will be funded through a combination of equity and non-recourse project financing.


Other details are contained in the news release attached as Exhibit 99.6.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No. 99.6 - March 29, 2000, News Release from NRG titled "NRG Energy Completes Purchase of 680-Megawatt Killingholme A Power Station".

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NRG Energy, Inc
                                             (Registrant)



                                             By  /s/  Leonard A. Bluhm
                                                 ---------------------
                                                 Leonard A. Bluhm
                                                 Executive Vice  President and
                                                 Chief  Financial Officer
                                                 (Principal Financial Officer)



Dated:  April 7, 2000